UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:			CHAPTER 11 (BUSINESS)
	USDC TUCHMAN INDIANA, INC.
			Case Number:	8:10-bk-12736
			Operating Report Number:	10
		Debtor(s).	For the Month Ending:	12/31/2010

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				5,703,607.25

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				5,599,841.20
ACCOUNT REPORTS

3. BEGINNING BALANCE:				103,766.05

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		595,054.86
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Transfers between DIP	3,500.00
	Other (Specify)	DIP Financing	2,947.13

	TOTAL RECEIPTS THIS PERIOD:			601,501.99

5. BALANCE:				705,268.04

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		368,095.00
	Disbursements (from page 2)		316,289.70

	TOTAL DISBURSEMENTS THIS PERIOD:			684,384.70

7. ENDING BALANCE:				20,883.34

8.	General Account Number(s):		870626298, 887481521

	Depository Name & Location:		JPMorgan Chase Bank
			PO Box 659754
			San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred	Amount Disbursed	Amount
December 2010		See Exhibit I for detail	December disbursements		13,269.00	13,269.00
December 2010		See Exhibit I for detail	December Intra Debtor transfers	0.00		0.00
December 2010		See Exhibit I for detail	December Inter Debtor transfers	0.00		0.00
December 2010		See Exhibit II for detail	December disbursements		303,020.70	303,020.70
December 2010		See Exhibit II for detail	December Intra Debtor transfers	300,700.00		300,700.00
December 2010		See Exhibit II for detail	December Inter Debtor transfers	67,395.00		67,395.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
TOTAL DISBURSEMENTS THIS PERIOD (FN1):				368,095.00	316,289.70	684,384.70

(FN1) - Transfers reported on this schedule represent two different types of non-disbursement activity.  Intra Debtor transfers are transfers between bank accounts with the same Federal Identification Number.  Inter Debtor transfers are transfers to bank accounts held by other Debtors within the same bankruptcy proceeding.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	12/31/2010	Balance on Statement:	56,458.63

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
Deposits from Chase Acc # 870626298 are set
forth on Exhibit III and total $48,278.82		48,278.82	See Exhibit III

TOTAL DEPOSITS IN TRANSIT			48,278.82

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
Checks from Chase Acc # 870626298 are set
forth on Exhibit IV and total $81,526.22		81,526.22	See Exhibit IV
Checks from Chase Acc # 887481521 are set
forth on Exhibit V and total $2,327.89		2,327.89	See Exhibit V

TOTAL OUTSTANDING CHECKS:			83,854.11

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			20,883.34

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS			537,983.58

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL			538,201.26
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			(217.68)

4. RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		297,200.00

	5. BALANCE:		296,982.32

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:		312,373.00

7. ENDING BALANCE: (FN1)			(15,390.68)

8.	PAYROLL Account Number(s):	887481505

	Depository Name & Location:	JPMorgan Chase Bank
		PO Box 659754
		San Antonio, TX 78265

(FN1) Funds were transferred into the account by the debtor early in January and all payroll checks cleared when presented by employees.

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
December 2010		See Exhibit VI for detail	December disbursements	312,373.00

TOTAL DISBURSEMENTS THIS PERIOD:				312,373.00

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	12/31/2010	Balance on Statement:	3,057.70

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	N/A

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
Checks from Chase Acc # 887481505 are set
forth on Exhibit VII and total $18,448.38		18,448.38	See Exhibit VII

TOTAL OUTSTANDING CHECKS:			18,448.38

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			(15,390.68)

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS			100.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX			48.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			52.00

4. RECEIPTS DURING CURRENT PERIOD:			0.00
	(Transferred from General Account)

	5. BALANCE:		52.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:		12.00

7. ENDING BALANCE:			40.00

8.	TAX Account Number(s):	887481513

	Depository Name & Location:	JPMorgan Chase Bank
		PO Box 659754
		San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
12/31/2010	NA	Chase	Bank service charge	12.00

TOTAL DISBURSEMENTS THIS PERIOD:				12.00

TAX ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	12/31/2010	Balance on Statement:	40.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	N/A

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
	N/A

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			40.00

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

		General Account:	20,883.34
		Payroll Account:	(15,390.68)
		Tax Account:	40.00
*Other Accounts:	NONE		0.00
			0.00
			0.00
*Other Monies:	NONE		0.00
		Petty Cash (from below):	5,100.00

TOTAL CASH AVAILABLE:				10,632.66

Petty Cash Transactions:
Date	Purpose		Amount
3/31/2010	Beginning balance		5,100.00

TOTAL PETTY CASH TRANSACTIONS:				5,100.00

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Setal and related entities (secured creditors)(FN1)	N/A. Debt matured pre-petition	N/A	N/A
Alan L. Sochacki and Gisele Sochacki, LLC	Monthly	2,750.00	0	0.00
DH Realty, LLC	Monthly	2,771.71	0	0.00
Oak Center, LLC	Monthly	3,856.00	0	0.00
Gerald Klapper	Monthly	3,653.64	0	0.00
Southport Associates, LLC	Monthly	2,000.00	0	0.00
T-L Shadeland Station, LLC	Monthly	2,020.47	0	0.00
Valtesi I, LLC	Monthly	2,250.00	0	0.00
Merchants 450, LLC	Monthly	5,093.54	0	0.00
G & J	Monthly	2,494.00	0	0.00
Cranfill Development Company	Monthly	4,175.25	0	0.00
Glendale Partners of Shadeland Crossing, LLC	Monthly	1,817.50	0	0.00
S & N Realty	Monthly	1,814.09	0	0.00
Franklin Shopping Plaza, LP	Monthly	1,820.00	0	0.00
TKC Properties, LLC	Monthly	1,870.00	0	0.00
86th & Ditch Road Realty Co.	Monthly	2,287.03	0	0.00
Harris FLP	Monthly	4,867.33	0	0.00
Flynn & Zinkan Holdings, LLC	Monthly	4,736.00	0	0.00
Nora Improvements, LLC (FN2)	Monthly	2,548.73	0	0.00
** See attached schedule for remaining leases			TOTAL DUE:	0.00
(FN1) - All of the Debtors are jointly and severally liable for Setal debt, which for convenience is listed in detail on the Monthly report for U.S. Dry Cleaning Services
(FN2)  This lease has been renegotiated.  The Debtor and landlord agree that all payments will be made according to the completed and executed documents.  The agreement was for total repayment of $12,952.66, paid in 4 monthly payments.  There are no post-petition payments that have not been made according to the completed and executed document.

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

		Gross Sales Subject to Sales Tax:		0.00
		Total Wages Paid:		242,722.88

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
(FN3)	Federal Withholding	12,355.95	12,355.95	3/31/2010
(FN3)	State Withholding	7,370.23	7,370.23	3/31/2010
(FN3)	FICA- Employer's Share	12,756.46	12,756.46	3/31/2010
(FN3)	FICA- Employee's Share	12,756.60	12,756.60	3/31/2010
(FN3)	Federal Unemployment	1,074.39	1,074.39	3/31/2010
(FN3)	State Unemployment	3,626.16	3,626.16	3/31/2010
	Real Property	18,697.75	0.00
Other:	Personal Property	17,407.32	0.00
	TOTAL:	86,044.86	49,939.79

(FN3) - The Debtors discovered in November that payroll taxes for certain entities were not paid for the month of March 2010.  The Debtor filed bankruptcy on March 4, 2010, and beginning at the end of March, the Debtors began using a payroll company.  The Debtors still use a payroll company, which makes pre-funded payroll tax payments directly to the taxing authorities.

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Glendale Partners at Lantern Crossing, LLC	Monthly	4,212.48	0	0.00
Daum Investment Corp.	Monthly	2,125.00	0	0.00
Donald J. Tharp and Marsha J. Tharp	Monthly	2,000.00	0	0.00
Sunbeam Development Corp.	Monthly	2,817.75	0	0.00
Brownsburg Management Group, Ltd.	Monthly	1,984.00	0	0.00
Brookschool Plaza, LLP	Monthly	2,801.67	0	0.00
First Industrial LP	Monthly	4,235.84	0	0.00
KRG Hamilton - Rejected Lease (FN1)	Monthly	2,962.08	0	0.00

(FN1) - This lease was rejected by the Debtor at the end of May 2010.  The Debtor and Lessor agreed to a stipulated balance for unpaid lease payments for March, April, May, June and July 2010.  The agreement was for a total repayment amount of $15,000, paid in 10 equal monthly payments.  There are no post-petition payments that have not been made according to the completed and executed document.

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	84,138.27	0.00	175,296.69
31 - 60 days	16,056.60	0.00	436.54
61 - 90 days	(1.27)	0.00	462.09
91 - 120 days	0.00	0.00	376.45
Over 120 days	(619.16)	0.00	479.75
TOTAL:	99,574.44	0.00	177,051.52

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	Workers Compensation	Argonaut Great Central	Compulsory	6/1/2011	6/1/2011	*
	Automobile	Harleysville	1,000,000	9/30/2011	12/31/2010
	Umbrella	Harleysville	1,000,000	9/30/2011	12/31/2010
	BOP	Harleysville	Included	9/30/2011	12/31/2010
(FN1)	Health Insurance	Anthem / Bryson	Varies	10/31/2011	12/31/2010
Others:	Life/ AD&D/ LTD	Hartford	10,000/50% to 1,000 max	10/1/2011	12/31/2010
	Dental	Met Life	Varies	10/1/2011	12/31/2010
	Mini - Med	CIGNA	Varies	10/1/2011	12/31/2010
* The premiums have been paid through the policy term.  Premium financing payments are due in 4 monthly payments of $3,808.

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
3/31/2010	30,347.22	650.00	5/11/10	4,875.00	(4,225.00)
6/30/2010	523,156.83	4,875.00	7/30/10	6,500.00	(1,625.00)
9/30/2010	847,116.40	4,875.00	10/26/10	6,500.00	(1,625.00)
12/31/2010	1,810,676.35	6,500.00	Previous overpayments applied		6,500.00

(FN2)		16,900.00		17,875.00	(975.00)

(FN1) - The Debtor pays for 70% of the employee and 20% of the dependent's premium for Health Insurance.  The Life/AD&D/LTD premiums are paid 100% by the Debtor.  The Dental premiums are 100% paid by the employees.
(FN2) - Pursuant to discussion with the Office of the United States Trustee, the Total Disbursements amounts for the previous quarters have been restated to reflect only disbursements from the Debtors' bankruptcy estates (and not inter and intra company transfers).  Inter and intra company transfers have been eliminated to show only true disbursements leaving the bankruptcy estates.  The relating Quarterly Fees have been restated, accordingly.

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation	Gross Compensation Paid During the Month
NONE

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	555,454.98	6,066,734.32
Less: Returns/Discounts	2,911.95	30,486.72
Net Sales/Revenue	552,543.03	6,036,247.60

Cost of Goods Sold:
Beginning Inventory at cost	49,289.41	29,668.71
Purchases	25,965.34	330,395.10
Less: Ending Inventory at cost	47,845.02	47,845.02
Cost of Goods Sold (COGS)	27,409.73	312,218.79

Gross Profit	525,133.30	5,724,028.81

Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	0.00	0.00
Payroll - Other Employees	242,722.88	2,600,415.24
Payroll Taxes	18,634.31	219,614.83
Other Taxes (Itemize)	0.00	6,770.75
Depreciation and Amortization	18,053.24	176,889.21
Rent Expense - Real Property	79,022.43	765,805.46
Lease Expense - Personal Property	1,413.75	10,325.67
Insurance	21,859.58	234,886.01
Real Property Taxes	4,200.90	38,875.22
Telephone and Utilities	49,774.99	451,287.31
Repairs and Maintenance	11,999.70	120,376.17
Travel and Entertainment (Itemize)	523.67	8,151.51
Miscellaneous Operating Expenses (Itemize)	59,730.21	576,678.77
Total Operating Expenses	507,935.66	5,210,076.15

Net Gain/(Loss) from Operations	17,197.64	513,952.66

Non-Operating Income:
Interest Income	0.00	450.00
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)	0.00	18,278.94
Total Non-Operating income	0.00	18,728.94

Non-Operating Expenses:
Interest Expense	0.00	230.84
Legal and Professional (Itemize)	0.00	32,625.00
Other (Itemize)	67,395.00	529,830.39
Total Non-Operating Expenses	67,395.00	562,686.23

NET INCOME/(LOSS)	(50,197.36)	(30,004.63)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	10,632.66
Restricted Cash	0.00
Accounts Receivable	177,051.52
Inventory	47,845.02
Notes Receivable	0.00
Prepaid Expenses	64,535.59
Other (Itemize)	966.56
Total Current Assets		301,031.35

Property, Plant, and Equipment	1,452,259.81
Accumulated Depreciation/Depletion	(456,451.17)
Net Property, Plant, and Equipment		995,808.64

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)	1,502,780.18
Total Other Assets		1,502,780.18

TOTAL ASSETS		2,799,620.17

LIABILITIES
Post-petition Liabilities:
Accounts Payable	99,574.44
Taxes Payable	86,044.86
Notes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Other (Itemize)	142,539.80
Total Post-petition Liabilities		328,159.10

Pre-petition Liabilities:
Secured Liabilities	0.00
Priority Liabilities	0.00
Unsecured Liabilities	567,573.36
Other (Itemize)	0.00
Total Pre-petition Liabilities		567,573.36

TOTAL LIABILITIES		895,732.46

EQUITY:
Pre-petition Owners’ Equity	1,933,892.34
Post-petition Profit/(Loss)	(30,004.63)
Direct Charges to Equity	0.00
TOTAL EQUITY		1,903,887.71

TOTAL LIABILITIES & EQUITY		2,799,620.17

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X
N/A

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X
N/A

3.	State what progress was made during the reporting period toward filing a plan of reorganization

The Debtors and their management finalized the Debtors' Chapter 11 plan of reorganization and disclosure statement in December.  The Debtors filed their plan and disclosure statement on January 3, 2011.  A hearing on approval of the disclosure statement is set for February 9, 2011.

4.	Describe potential future developments which may have a significant impact on the case:

There is a pending motion to appoint a chapter 11 trustee.  If that motion is granted, it would significantly impact this case.  The current hearing has been continued to April 2011.   The Debtor (and its related entities) are in the process of attempting to raise exit financing with their investment banker, Provident Group.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X
N/A

I,	Robert Lee, Chief Executive Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

1-20-11
Date	Principal for debtor-in-possession